Exhibit 10.9

EXECUTION COPY

COLLATERAL ASSIGNMENT OF RIGHTS
UNDER PURCHASE AGREEMENT

THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER PURCHASE AGREEMENT (this “Collateral Assignment”) has been executed and delivered as of August 20, 2008, by EMRISE CORPORATION, a Delaware corporation (the “Borrower”), and EMRISE ELECTRONICS CORPORATION, a New Jersey corporation (“Buyer”, and together with Borrower, the “Credit Parties”), in favor of GVEC RESOURCE IV INC., a company organized under the laws of the British Virgin Islands, as Agent under the Credit Agreement described below (“Agent”), in light of the following facts:

Fact One:  Charles S. Brand (“Brand”), Thomas P.M. Couse (“Couse”), Joanne Couse (“J. Couse”) and Michael Gaffney (“Gaffney” and collectively with Couse and J. Couse, “Company Sellers” and collectively with Couse, J. Couse and Brand, “Sellers”), Advanced Control Components, Inc., a New Jersey corporation (the “Company”), and Custom Components, Inc., a New Jersey corporation (“Parent”), on the one hand, and Buyer, on the other, have entered into that certain Stock Purchase Agreement, dated as of May 23, 2008 (the “Purchase Agreement”), pursuant to which Buyer purchased and Company Sellers sold the Company Shares (as defined in the Purchase Agreement), and Buyer purchased and Brand sold the Parent Shares (as defined in the Purchase Agreement), all as set forth in the Purchase Agreement (collectively, the “Purchased Stock”).

Fact Two:  Reference is made to that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”), dated as November 30, 2007, by and among the Borrower, Buyer, other Subsidiaries of Borrower, the lenders party thereto as “Lenders” (“Lenders”) and Agent.

Fact Three:  Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement and the Credit Agreement.

Fact Four: Agent has required, as a condition precedent to permitting Borrower to consider the transaction contemplated by the Purchase Agreement to be a Permitted Acquisition (as defined in the Credit Agreement), that the Credit Parties assign to Agent, for the benefit of the Lender Group, the Credit Parties’ rights and remedies with respect to the Purchase Agreement, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the facts set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Credit Parties and Agent hereby agree as follows:

1.             Any capitalized term in this Collateral Assignment which is defined in the Credit Agreement shall have the definition contained in the Credit Agreement, unless separately defined herein.

2.             As additional security for the Obligations, the Credit Parties hereby collaterally assign and grant a security interest to Agent, for the benefit of the Lender Group, in all of the Credit Parties’ rights, remedies, privileges and claims with respect to the Purchase Agreement, the agreements to be entered between any of the Credit Parties and any of the Sellers and the instruments to be executed by any of the Sellers for the benefit of any of the Credit Parties in connection therewith (collectively, the “SPA Documents”), including but not limited to: (i) guaranties, (ii) any right that any of the Credit Parties may have to indemnification from any of the Sellers, including, without limitation, pursuant to Sections 10.2 and 10.3 of the Purchase Agreement; (iii) rights and remedies with respect to any breach by any of the Sellers of any of their representations, warranties, and covenants thereunder, including any non-competition covenants; and (iv) any rights to payment from any of the Sellers (all of the foregoing collectively referred to as the “Rights and Remedies”).

3.             Prior to the occurrence of an Event of Default under the Loan Documents, the Credit Parties will enforce all Rights and Remedies diligently and in good faith.

4.             Effective from and after the occurrence of an Event of Default under the Loan Documents, and until such Event of Default is cured or waived, each of the Credit Parties hereby irrevocably authorizes and empowers Agent in Agent’s sole discretion, to assert, as Agent may deem proper, either directly or on behalf of the Credit Parties, any of the Rights and Remedies which the Credit Parties may from time to time have against any of the Sellers.

5.             Regardless of the existence of an Event of Default, Agent is irrevocably assigned the immediate right to receive directly from the Sellers any and all payments, proceeds, monies, damages and awards arising from the Rights and Remedies.  The Credit Parties hereby consent to Agent’s issuance of irrevocable instructions to the Sellers to remit any and all payments, proceeds, monies, damages and awards directly to Agent for application of same on account of the Obligations pursuant to the terms of the Loan Documents.

6.             Each of the Credit Parties hereby irrevocably makes, constitutes, and appoints Agent (and all officers, employees, or agents designated by Agent) as its true and lawful attorney (and agent-in-fact) for the purposes of enabling Agent or its agent, upon the occurrence and during the continuance of an Event of Default, to assert and collect such claims and to apply such monies in the manner set forth hereinabove.

7.             The Credit Parties shall keep Agent informed of all material circumstances bearing upon the Rights and Remedies, and, effective from and after the occurrence of an Event of Default and until such Event of Default is cured or waived, the Credit Parties shall not waive, amend, alter or modify any of the material Rights and Remedies without prior written consent of Agent.

8.             This Collateral Assignment shall continue in effect until the Obligations have been indefeasibly paid and discharged in full and all Commitments terminated.

9.             Notwithstanding the foregoing, each of the Credit Parties expressly acknowledges and agrees that it shall remain liable under the SPA Documents to observe and perform all of the conditions and obligations in the SPA Documents which each of the Credit Parties is bound to observe and perform, and that neither this Collateral Assignment, nor any action taken pursuant hereto, shall cause Agent to be under any obligation or liability in any respect whatsoever to any observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms of any of the SPA Documents.

10.           This Collateral Assignment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.  All of such counterparts, taken together, shall constitute but one and the same agreement.  This Collateral Assignment shall become effective upon the execution of a counterpart of this Collateral Assignment by each of the parties hereto.

11.           THE VALIDITY OF THIS AGREEMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT THEREOF, AND THE RIGHTS OF THE PARTIES THERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

12.           THE PARTIES TO THIS AGREEMENT AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COLLATERAL ASSIGNMENT SHALL

BE TRIED AND LITIGATED ONLY IN THE STATE OF CALIFORNIA AND FEDERAL COURTS LOCATED IN THE CENTRAL DISTRICT, STATE OF CALIFORNIA.

13.           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF AGENT AND CREDIT PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  AGENT AND CREDIT PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO THE WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

[Signature page(s) to follow]

IN WITNESS WHEREOF, this Collateral Assignment has been executed and delivered as of the date first set forth above.

CREDIT PARTIES:	EMRISE CORPORATION, a Delaware corporation

	By:	/s/ Carmine T. Oliva

Name: Carmine T. Oliva

Title: Chief Executive Officer

EMRISE ELECTRONICS CORPORATION, a New Jersey corporation

	By:	/s/ Carmine T. Oliva

Name: Carmine T. Oliva

Title: Chief Executive Officer

AGENT:	GVEC RESOURCE IV, INC.

	By:	/s/ Robert Anderson

	Name:	Robert Anderson

	Title:	President, Chief Operating Officer

	By:	/s/ Wilbur Quon

	Name:	Wilbur Quon

	Title:	Chief Financial Officer

[Signature Page to

Collateral Assignment Of Rights]